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Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October    , 2004, is between Advance America, Cash Advance Centers, Inc., a Delaware corporation (the "Company"), and certain of the Company's stockholders identified on the signature pages hereto (the "Holders").

R E C I T A L S

        In order to induce the Holders to terminate the Amended and Restated Shareholders Agreement by and among the Company and its stockholders, dated September 26, 2001, as amended (the "Shareholders Agreement"), and in connection with an initial Public Offering of the Common Stock of the Company, the Company has agreed to provide the registration rights set forth in this Agreement.

AGREEMENTS

        In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meaning when used in this Agreement.

        "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the common stock, par value $.01 per share, of the Company.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Person" means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or other entity, or a governmental entity or any department, agency, or political subdivision thereof.

        "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

        "Registrable Shares" means at any time (i) any shares of Common Stock held by a Holder upon consummation of an initial Public Offering, (ii) any shares of Common Stock, including any shares of Common Stock issued or issuable upon the conversion or exercise of other securities, acquired in the future by a Holder, and (iii) any other shares of Common Stock issued in respect of such shares referred to in (i) or (ii) above (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that Registrable Shares cease to be Registrable Shares when (a) such Registrable Shares have been disposed of pursuant to an effective registration statement under the Securities Act, (b) such Registrable Shares have been sold or transferred in a transaction in which the rights under the provisions of this Agreement have not been properly assigned, (c) such Registrable Shares have been sold to the public pursuant to Rule 144, or (d) all of the shares of Common Stock owned by the holder thereof may be sold in a three-month period without limitation or restriction pursuant to Rule 144(k). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares, whether or not such acquisition actually has been effected; provided, that only those holders of Registrable Shares who are Holders, or who have become a Holder pursuant to Section 10.4 hereof, shall be counted for purposes of calculating any proportion of holders of Registrable Shares entitled to take action or give notice pursuant to this Agreement.

        "Rule 144" means Rule 144 (including Rule 144(k)) of the Commission under the Securities Act or any similar provision then in force under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended.

        SECTION 2.    Demand Registration.

        2.1    Long-Form Registrations.    Subject to the terms of this Agreement, the holders of a majority of the then outstanding Registrable Shares may at any time after the expiration or termination of any lock-up agreements entered into by the Company in connection with an initial Public Offering, request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations"). Within ten (10) days after receipt of any request pursuant to this Section 2.1, the Company will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion within thirty (30) days after delivery of the Company's notice. All registrations requested pursuant to this Section 2.1 are referred to herein as "Long-Form Demand Registrations."

        2.2    Short-Form Registrations.    In addition to the Long-Form Registrations provided pursuant to Section 2.1 above, subject to the terms of this Agreement, the holders of Registrable Shares will be entitled at any time after the expiration or termination of any lock-up agreements entered into by the Company in connection with an initial Public Offering, to request registrations under the Securities Act of all or part of their Registrable Shares, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Demand Registrations"; together with the Long-Form Demand Registrations, "Demand Registrations"). Within ten (10) days after receipt of any request pursuant to this Section 2.2, the Company will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion within ten (10) days after delivery of the Company's notice. Once the Company becomes eligible to use Form S-2 or Form S-3 for the registration of securities under the Securities Act, it agrees to use its best efforts to preserve such eligibility so long as holders of Registrable Shares may request a Demand Registration under this Agreement. At the request of the demanding holder, a Demand Registration may also be a shelf registration for an offering to be made on a delayed or continual basis pursuant to Rule 415 under the Securities Act. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. If a Short-Form Registration is to be an underwritten public offering, and if the underwriters for marketing or other reasons request the inclusion in the registration statement of information which is not required under the Securities Act to be included in a registration statement on the applicable form for the Short-Form Registration, the Company will provide such information as may be reasonably requested for inclusion by the underwriters in the Short-Form Registration.

        2.3    Payment of Expenses for Demand Registrations.    The Company will pay all Registration Expenses (as defined in Section 6 below) for (i) two (2) Long-Form Demand Registrations and (ii) all Short-Form Demand Registrations for which the aggregate offering price for the Registrable Shares to be included in each such registration is at least $1,000,000. A registration will not count as one of the Company-paid Long-Form Demand Registrations until it has become effective and the holders of Registrable Shares are able to register and sell at least ninety percent (90%) of the Registrable Shares requested to be included in such registration. In a Long-Form Demand Registration other than the first two Long-Form Demand Registrations, the Registration Expenses of such registration shall be borne by the holders of Registrable Shares to be registered thereunder pro rata based on the number of Registrable Shares and other securities requested or permitted to be included in such registration pursuant to the terms of this Agreement.

        2.4    Priority.    The Company will not include in any Demand Registration any securities that are not Registrable Shares without the written consent of the holders of a majority of the Registrable

Shares to be included in such Demand Registration. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of the number of Registrable Shares and other securities requested to be included creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Shares, the number of Registrable Shares requested to be included that in the opinion of such underwriters can be sold without creating such a risk, pro rata among the respective holders of Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares such holder is entitled to register.

        2.5    Restrictions.    The Company will not be obligated to effect any Long-Form Demand Registration within six (6) months after the effective date of a previous Long-Form Demand Registration. The Company may postpone for up to forty-five (45) days (but not more than twice in any 12-month period) the filing or the effectiveness of a registration statement for a Demand Registration if the Board of Directors of the Company determines in its reasonable business judgment that such filing would be materially detrimental to the Company or require disclosure of a material fact that might reasonably be expected to have a material adverse effect on the Company or of any plan or proposal by the Company or any of its Subsidiaries to engage in any material acquisition, or any merger, consolidation, tender offer, or other significant financing or transaction; provided that, in such event, the holders of Registrable Shares initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such withdrawn registration

        2.6    Selection of Underwriters.    The holders of a majority of the Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which approval will not be unreasonably withheld.

        SECTION 3.    Piggyback Registration.

        3.1    Right to Piggyback.    Whenever the Company proposes to register any of its equity securities, or securities convertible or exchangeable into or exercisable for its equity securities, under the Securities Act (other than pursuant to a Demand Registration hereunder and other than pursuant to a registration statement on Form S-4 or S-8), and the registration form to be used may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Company will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Company has received written requests for inclusion within ten (10) days after the delivery of the Company's notice.

        3.2    Priority on Primary Registrations.    If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration first the securities that the Company proposes to sell, second the Registrable Shares requested to be included in such registration, pro rata among the holders of such Registrable Shares on the basis of the number of shares which are owned by such holders, and third other securities requested to be included in such registration.

        3.3    Priority on Secondary Registrations.    If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of Common Stock will be reduced, the Company will include in such registration first the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares of Common Stock or Registrable Shares which are owned by such holders, and second other securities requested to be included in such registration.

        3.4    Other Registrations.    If the Company has previously filed a registration statement with respect to Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities, or securities convertible or exchangeable into or exercisable for its equity securities, under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

        3.5    Selection of Underwriters.    In connection with any Piggyback Registration, the holders of a majority of the Registrable Shares requested to be registered shall have the right to select the managing underwriters (subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed) to administer any offering of the Company's securities in which the Company does not participate, and the Company will have such right in any offering in which it participates (subject to the approval of a majority of the Registrable Shares requested to be registered, which approval shall not be unreasonably withheld or delayed).

        SECTION 4.    Holdback Agreements.    Each holder of Registrable Shares agrees not to effect any public sale or distribution, including pursuant to Rule 144, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to the effective date of any underwritten Public Offering, and during the period ending on the later of (i) ninety (90) days following such effective date or (ii) the date such sale or distribution is permitted by the underwriters managing the Public Offering, unless the underwriters managing such Offering otherwise agree. Nothing herein shall prevent a holder of Registrable Shares that is a partnership from making a distribution of Registrable Shares to its partners, a holder of Registrable Shares that is a trust from making a distribution of Registrable Shares to its beneficiaries, a holder of Registrable Shares that is a corporation from making a distribution of Registrable Shares to its stockholders, or any holder of Registrable Shares from transferring Registrable Shares to any of its affiliates, provided that in each case the transferees of such Registrable Shares agree to be bound by the provisions of this Agreement to the extent the transferor would be so bound.

        SECTION 5.    Registration Procedures.    Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Company will as expeditiously as possible:

  (a)
  prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

  (b)
  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution contemplated thereby and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

  (c)
  furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

  (d)
  use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

  (e)
  notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

  (f)
  cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or if no such securities are then listed, such securities exchange as the holders of a majority of the Registrable Shares included in such registration may request;

  (g)
  provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

  (h)
  enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

  (i)
  make available for inspection on a reasonable basis by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

  (j)
  advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

  (k)
  at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such counsel, underwriters, and sellers may reasonably agree upon, including such matters as are customarily furnished in connection with an underwritten offering and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and, to the extent permitted by applicable accounting rules, the sellers of Registrable Shares, covering such matters as such accountants, underwriters, and sellers may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and

  (l)
  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

        Notwithstanding any provision of this Section 5 to the contrary, the Company shall not be required to amend or supplement a prospectus if such amendment of supplement would require the Company to disclose a material financing, acquisition, or other transaction then being pursued by the Company and the Board of Directors of the Company shall determine in good faith that such disclosure is not in the best interests of the Company or would interfere with such transaction; provided that the Company shall give immediate notice thereof to holders of Registrable Shares.

        For purposes of Section 5(b), the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of (i) the sale of all Registrable Shares covered thereby and (ii) the end of the period of distribution for the holders of shares of Common Stock on whose behalf the registration has been made.

        SECTION 6.    Registration Expenses.

        6.1    Company's Expenses.    Except as provided in Section 2.3 hereof, all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions and all selling commissions applicable to the sale of Registrable Shares sold by holders of Registrable Shares), and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, and the expenses and fees for listing the securities to be registered on each securities exchange.

        6.2    Holders' Expenses.    Except as provided in Section 2.3 hereof, in connection with any registration statement in which Registrable Shares are included, the Company will reimburse the holders of Registrable Shares covered by such registration for the reasonable cost and expenses incurred by such holders in connection with such registration, including, but not limited to, reasonable fees and disbursements of one counsel chosen by the holders of a majority of such Registrable Shares.

Notwithstanding anything to the contrary contained herein, each holder of Registrable Shares shall bear and pay all underwriting discounts, commissions, brokerage expenses, and transfer taxes applicable to the Registrable Shares sold for such holder's account.

        SECTION 7.    Indemnification and Contribution.

        7.1    By the Company.    The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its officers and directors, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (including, but not limited to, attorney's fees) ("Liabilities") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

        7.2    By Each Holder.    In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each Person who controls the Company (within the meaning of the Securities Act) against any Liabilities resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information so furnished in writing by or on behalf of such holder for the acknowledged purpose of inclusion in such registration statement, prospectus, or preliminary prospectus; provided that the obligation to indemnify under this Section 7.2 or contribute under Section 7.4 below will be several, not joint and several, among such holders of Registrable Shares and the liability of each such holder of Registrable Shares will be in proportion to and limited in all events to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

        7.3    Procedure.    Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified Person's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. If such defense is assumed, the indemnifying Person will not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying Person with respect to such claim, unless in the reasonable judgment of any indemnified Person a conflict of interest may exist between such indemnified Person and any other of such indemnified parties with respect to such claim.

        7.4    Contribution.    To the extent any indemnification by an indemnifying party provided for in this Section 7 is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph; provided that the limits in the final proviso of Section 7.2 shall apply to this Section 7.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        7.5    Survival.    The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director, or controlling Person of such indemnified Person and will survive the transfer of securities.

        SECTION 8.    Compliance with Rule 144 and Rule 144A.    In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder of Registrable Shares who proposes to sell securities in compliance with Rule 144 of the Commission, the Company will (a) promptly furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rule may be amended from time to time, and (b) make available to the public and such holders such information as will enable the holders of Registrable Shares to make sales pursuant to Rule 144. Unless the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company will provide to the holder of Registrable Shares and to any prospective purchaser of Registrable Shares under Rule 144A of the Commission, the information described in Rule 144A(d)(4) of the Commission.

        SECTION 9.    Participation in Underwritten Registrations.    No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e) above, such Person will forthwith discontinue the disposition of its Registrable Shares pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 5(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 5(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 9 to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(e).

        SECTION 10.    Miscellaneous.

        10.1    No Inconsistent Agreements.    The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

        10.2    Other Registration Rights.    The Company will not hereafter grant to any Person or Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, or to participate in any registration, which right conflicts or interferes with any of the rights granted hereunder or to the extent such participation rights provide for the inclusion of securities on a parity with or prior to the inclusion of Registrable Shares. The Company will not include in any Demand Registration any securities that are not Registrable Shares (for the purposes of Section 2) unless and until all Registrable Shares requested to be registered have first been so included.

        10.3    Amendments and Waivers.    Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the holders of a majority of the Registrable Shares; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of the holders of all the Registrable Shares adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Shares but does not so adversely affect all of the Registrable Shares. Any waiver, permit, consent, or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of Registrable Shares and the Company.

        10.4    Assignment of Registration Rights.    The registration rights of any Holder under this Agreement with respect to any Registrable Shares may be assigned to any Person who acquires such Registrable Shares; provided that: (i) the assigning Holder shall give the Company notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (ii) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and (iii) immediately following such assignment the further disposition of such securities by such assignee is restricted under the Securities Act.

        10.5    Successors and Assigns.    Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of the Holders are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

        10.6    Descriptive Headings.    The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

        10.7    Notices.    Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Company, and shall be deemed to have been delivered (i) upon delivery, if delivered personally,

(ii) three (3) days after mailing, if mailed, or (iii) one (1) business day after delivery to the courier, if delivered by overnight courier service:

If to the Company, to:

Advance America, Cash Advance Centers, Inc. 135 North Church Street Spartanburg, South Carolina 29306 Attention: General Counsel

If to holders of the Registrable Shares, to the addresses set forth on the stock record books of the Company.

        10.8    Governing Law.    All questions concerning the construction, validity, and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

        10.9    Execution in Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

        10.10    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        10.11    Final Agreement.    This Agreement constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

        10.12    No Strict Construction.    The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any Person.

[Remainder of page intentionally left blank.
Signature pages follow.]

        The parties hereto have executed this Registration Rights Agreement as of the date first set forth above.

THE COMPANY: ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.
By:
Name:
Title:

THE HOLDERS: George Dean Johnson, Jr. Revocable Trust dated July 17, 2001
By:
Name:	George D. Johnson, Jr.
Title:	Trustee
Susan Phifer Johnson Revocable Trust dated July 17, 2001
By:
Name:	Dan C. Breeden
Title:	Trustee
AAI/GDJ, III Trust dated 04/21/98
By:
Name:	Dan C. Breeden
Title:	Trustee
AAI/SPJ Trust dated 04/21/98
By:
Name:	Dan C. Breeden
Title:	Trustee
DCB Advance Holdings, LLC
By:
Name:	Dan C. Breeden
Title:	President and Manager
Irrevocable Trust dated March 15, 1999
By:
Name:	George D. Johnson, Jr.
Title:	Trustee

THE HOLDERS (continued):
William M. Webster, IV
Lindsay L. Webster

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